EXHIBIT 10.1

TWENTY-SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

This TWENTY-SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is dated as of March [31], 2025, by and among CL MEDIA HOLDINGS LLC, a Delaware limited liability company (“Borrower”), BRIGHT MOUNTAIN MEDIA, INC., a Florida corporation (“Parent”), BRIGHT MOUNTAIN, LLC, a Florida limited liability company (“BM LLC”), MEDIAHOUSE, INC., a Florida corporation (“Media House”), DEEP FOCUS AGENCY LLC (f/k/a Big-Village Agency LLC), a Florida limited liability company (“DFA”), BV INSIGHTS LLC, a Florida limited liability company (“BVI” and, collectively with BM LLC, Media House and DFA, the “Guarantors”), the Lenders party hereto, and CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) and is made with reference to the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, Parent, the Guarantors, the Lenders from time to time party thereto, Administrative Agent and Collateral Agent are parties to that certain Amended and Restated Senior Secured Credit Agreement, dated June 5, 2020 (as amended prior to the date hereof and as the same may be further amended, amended and restated, supplemented, or otherwise modified or replaced, the “Credit Agreement”), pursuant to which the Lenders made certain loans and other financial accommodations to the Borrower;

WHEREAS, Borrower has, on or before the Nineteenth Amendment Term Loan Maturity Date (as defined in the Credit Agreement), repaid all the outstanding principal amount of the Nineteenth Amendment Term Loans (as defined in the Credit Agreement);

WHEREAS, Borrower has requested that certain amendments be made to the Credit Agreement, which the Lenders party hereto, the Administrative Agent and the Collateral Agent are willing to make pursuant to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.
Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, after giving effect to this Amendment (the “Amended Credit Agreement”).
SECTION 2.
Amendments. Effective as of the Twenty-Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended by inserting the double-underlined text (example: double-underlined text) and deleting the stricken text (example: ~~stricken text~~) set forth on the selected pages of the Credit Agreement attached hereto as Annex

A.
SECTION 3.
Reserved.
SECTION 4.
Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being referred to herein as the “Twenty-Second Amendment Effective Date”):
(a)
Administrative Agent, Collateral Agent, Borrower, Parent, Guarantors and Lenders shall have executed this Amendment, and each such Borrower, Parent, Guarantor and each Lender shall have delivered its executed counterpart to this Amendment to Administrative Agent.
(b)
Reserved.
(c)
Administrative Agent shall have received a certificate attesting to the Solvency of the Loan Parties (taken as a whole) on the Twenty-Second Amendment Effective Date from the chief financial officer of the Parent in substantially the form of Exhibit I to the Credit Agreement.
(d)
Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower certifying that:
(i)
before and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from the transactions contemplated by this Amendment; and
(ii)
each of the representations and warranties contained or incorporated by reference in Section 9 of this Amendment shall be true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of the Twenty-Second Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of such earlier date).
SECTION 5.
[Reserved].
SECTION 6.
Release. Effective as of the date of the Twenty-Second Amendment Effective Date, the Loan Parties, jointly and severally, agree to release and hereby do release and discharge, the Lenders, their shareholders, agents, servants, employees, directors, officers, attorneys, affiliates, subsidiaries, predecessors, successors and assigns and all persons, firms, corporations, and organizations acting on their behalf (each a “Lender Party”) of and from all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever that any Loan Party has or claims to have against any Lender Party as of the Twenty-Second Amendment Effective Date and whether known or unknown at the time of this release, and of every nature and extent whatsoever on account of or in any way, directly or indirectly, touching, concerning, arising out of or founded upon the loan documents or the lending relationship respecting the obligations between any Loan Party and any Lender Party. Likewise, the Loan Parties waive any defense to payment of the Obligations, other than the defense that a mathematical error occurred in calculating the amount owed by the Loan Parties to the Lenders under the Loan Documents. The Lenders would not agree to enter into this Amendment but for the provisions set forth in this Section 6. The Loan Parties confirm that they have agreed to the provisions of this Section 6 of their own volition, with full knowledge of the extent and effect of the various releases and waivers granted by this paragraph and of the importance to the Lenders of these waivers and releases and after having had the opportunity to discuss this matter with counsel of their own choice.
SECTION 7.
Indemnification.

Each Loan Party hereby confirms that the indemnification provisions set forth in Section 10.05 of the Credit Agreement shall apply to this Amendment and to such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements (as more fully set forth therein) which may arise herefrom or in connection herewith or otherwise relating to this Amendment, the Amended Credit Agreement or the transactions contemplated hereby or thereby.

SECTION 8.
Consent and Reaffirmation of the Loan Parties.
(a)
Each Loan Party hereby acknowledges that it (i) has reviewed the terms and provisions of this Amendment, (ii) consents to the amendments to the Credit Agreement effected pursuant to this Amendment and consents to the terms, conditions and other provisions of this Amendment and the Amended Credit Agreement, and (iii) consents to each of the transactions contemplated hereby and by the Amended Credit Agreement. Each Loan Party hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, each of the Credit Agreement and each Loan Document to which such Loan Party is a party or otherwise bound, and the obligations of such Loan Party contained in the Credit Agreement and each such Loan Document, are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment.
(b)
Without limiting the generality of the foregoing, each Loan Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of Liens and security interests and other obligations, as applicable, under and subject to the terms of the Amended Credit Agreement and each of the Loan Documents to which it is a party, and acknowledges and agrees that all such payment obligations, guarantees, pledges, grants of Liens and security interests and other obligations shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.
SECTION 9.
Representations and Warranties. In order to induce Administrative Agent and the Lenders to enter into this Amendment, and to amend the Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants to Administrative Agent and the Lenders that, as of the Twenty-Second Amendment Effective Date:
(a)
(i) each Loan Party has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and perform its obligations under this

Amendment and the Amended Credit Agreement, (ii) each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and the performance of the Amended Credit Agreement, and (iii) this Amendment has been duly authorized, executed and delivered by each Loan Party;
(b)
this Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (i) applicable solvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ right generally and (ii) applicable equitable principles (whether considered in a proceeding at law or in equity);
(c)
each Loan Party’s execution, delivery and performance of this Amendment and each Loan Party’s performance of the Amended Credit Agreement do not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens created under the Loan Documents) under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in the cases of clauses (b) and (c) above where such conflicts or violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect;
(d)
immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result therefrom; and
(e)
each of the representations and warranties contained in the Amended Credit Agreement and in the Loan Documents is true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of the Twenty-Second Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (or, in the case of any such representation and warranty already qualified by materiality, true and correct in all respects) on and as of such earlier date).
SECTION 10.
Reference to and Effect on the Credit Agreement.
(a)
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of any Loan Document, or otherwise affect the rights and remedies of Administrative Agent, Collateral Agent or any Lender thereunder, and shall not alter, modify, amend or in any way affect any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.

(b)
On the Twenty-Second Amendment Effective Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that: (i) this Amendment and any other document or instrument executed and delivered in connection herewith do not constitute a novation or termination of the Obligations as in effect prior to the Twenty-Second Amendment Effective Date; (ii) the Obligations are in all respects continuing with only the terms thereof being modified to the extent provided in this Amendment; and (iii) the guarantees and the Liens and security interests as granted or purported to be granted under or pursuant to the Credit Agreement and the Loan Documents securing payment of the Obligations are in all such respects continuing in full force and effect and secure the payment of the Obligations as provided therein.
(c)
This Amendment shall constitute an “Loan Document” for all purposes under the Amended Credit Agreement and the Loan Documents.
SECTION 11.
Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 12.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement. Delivery by facsimile or electronic transmission of a portable document file (also known as a .pdf file) of an executed counterpart signature page shall be effective as a manually executed counterpart signature hereof.
SECTION 13.
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Lenders, the parties hereto and their respective successors and assigns.
SECTION 14.
Governing Law; Miscellaneous. This Amendment, and the rights and obligations of the parties under this Amendment, shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. The provisions of Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply with like effect to this Amendment as if fully set forth herein.
SECTION 15.
Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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4909-7960-1199.3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:	CL MEDIA HOLDINGS LLC
By: Matthew Drinkwater Chief Executive Officer

[Signature Page to Twenty-Second Amendment to Credit Agreement]

Parent:	BRIGHT MOUNTAIN MEDIA, INC. By: Matthew Drinkwater Chief Executive Officer

GUARANTORS:	BRIGHT MOUNTAIN, LLC
MEDIAHOUSE, INC.
DEEP FOCUS AGENCY LLC
BV INSIGHTS LLC By: Matthew Drinkwater Chief Executive Officer

ADMINISTRATIVE AGENT & COLLATERAL AGENT:	CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P., as Administrative Agent and Collateral Agent By: Quinn Morgan Managing Director

[Signature Page to Twenty-Second Amendment to Credit Agreement]

LENDERS:

CENTRE LANE PARTNERS MASTER CREDIT FUND II, L.P.

By: Quinn Morgan

Managing Director

CENTRE LANE PARTNERS MASTER CREDIT FUND II‑A, L.P.

By: Quinn Morgan

Managing Director

CENTRE LANE CREDIT PARTNERS II‑B, LP

By: Quinn Morgan

Managing Director

BV AGENCY, LLC

By: Quinn Morgan

Authorized Signatory

[Signature Page to Twenty-Second Amendment to Credit Agreement]